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                                                                    EXHIBIT 23-a

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement of BellSouth Capital Funding Corporation and BellSouth Corporation on Form S-3 of our report dated February 3, 1999 relating to the consolidated financial statements, which appears in BellSouth Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

                                          /s/ PRICEWATERHOUSECOOPERS LLP
                                          --------------------------------------
Atlanta, Georgia
April 26, 1999